Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet	F-3
Notes to Balance Sheet	F-4

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of GS Acquisition Holdings Corp II

Opinion on the Financial Statement – Balance Sheet

We have audited the accompanying balance sheet of GS Acquisition Holdings Corp II (the “Company”) as of July 2, 2020, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 2, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

July 9, 2020

We have served as the Company’s auditor since 2020.

GS Acquisition Holdings Corp II

BALANCE SHEET

July 2, 2020

ASSETS:
Current assets:
Cash	$1,741,161

Total current assets	1,741,161
Cash held in Trust Account	750,000,000

Total assets	$751,741,161

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and offering costs	$715,589

Total current liabilities	715,589
Deferred underwriting compensation	26,250,000

Total liabilities	26,965,589
Commitments and contingencies
Class A common shares subject to possible redemption; 71,977,557 shares at July 2, 2020, at a redemption value of $10.00 per share	719,775,570
Stockholders’ equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, none issued and outstanding	—
Class A common shares, $0.0001 par value, 500,000,000 shares authorized, 3,022,443 issued and outstanding (excluding 71,977,557 shares) subject to possible redemption	302
Class B common shares, $0.0001 par value, 50,000,000 shares authorized, 20,125,000 issued and outstanding	2,012
Additional paid-in capital	5,044,723
Accumulated deficit	(47,035)

Total stockholders’ equity	5,000,002

Total liabilities and stockholders’ equity	$751,741,161

See accompanying notes to financial statement

NOTES TO BALANCE SHEET

Note 1—Description of Organization and Business Operations

Organization and General

GS Acquisition Holdings Corp II (the “Company”) was incorporated as a Delaware corporation on May 31, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). The Company is an emerging growth company, as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

All activity for the period from May 31, 2018 (inception) through July 2, 2020 relates to the Company’s formation and its initial public offering (the “Public Offering”) described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering and the Private Placement (as defined below in Note 4). The Company has selected December 31st as its fiscal year end.

Sponsor and Financing

The Company’s sponsor is GS Sponsor II LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement relating to the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on June 29, 2020. On June 30, 2020, the underwriters exercised a portion of their option to purchase additional Units (as defined below in Note 3). The Company’s Public Offering of 75,000,000 Units, including 5,000,000 Units pursuant to the underwriters’ partial exercise of such option, closed on July 2, 2020. Upon the closing of the Public Offering and the Private Placement, $750,000,000 was placed in a trust account (the “Trust Account”) (discussed below). The Company intends to finance its Initial Business Combination with the net proceeds from the Public Offering and the sale of the Private Placement Warrants (as defined below in Note 4).

The Trust Account

The proceeds held in the Trust Account is invested in money market funds registered under the Investment Company Act and meeting certain conditions under Rule 2a-7. Except for interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, unless and until the Company completes the Initial Business Combination, it may pay its expenses only from the net proceeds of the Public Offering and the Private Placement of $2,000,000 held outside the Trust Account less any offering expenses (not including underwriting commission) paid upon the closing of the Public Offering, and any loans or additional investments from the Sponsor, members of the Company’s management team or any of their respective affiliates or other third parties.

Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, the proceeds from the Public Offering and the Private Placement will not be released from the Trust Account until the earliest of: (i) the completion of the Initial Business Combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Initial Business Combination or to redeem 100% of its public shares if it does not complete the Initial Business Combination within 24 months from the closing of the Public Offering or (B) with respect to any other provision relating to stockholders’ rights or pre-Initial Business Combination activity; and (iii) the redemption of all of the Company’s public shares if the Company has not completed the Initial Business Combination within 24 months from the closing of the Public Offering, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

NOTES TO BALANCE SHEET (Continued)

Note 1—Description of Organization and Business Operations (Continued)

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering and the Private Placement are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (excluding the amount of any deferred underwriting discount). There is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will provide its public stockholders’ with the opportunity to redeem all or a portion of their shares upon the completion of the Initial Business Combination, either (i) in connection with a stockholder meeting called to approve the business combination or (ii) by means of a tender offer. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001 following such redemptions. In such case, the Company would not proceed with the redemption of its public shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such shares of Class A common stock are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below in Note 4) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Public Offering or during any extended time that the Company has to consummate an Initial Business Combination beyond 24 months as a result of a stockholder vote to amend its amended and restated certificate of incorporation. However, if the Sponsor or any of the Company’s directors or officers hold any shares of Class A common stock, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, under the circumstances, and, subject to the limitations, described herein.

NOTES TO BALANCE SHEET (Continued)

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The financial statement of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. As of July 2, 2020, the Company held deposits of $1,741,161 in a custodian account and $750,000,000 in Goldman Sachs Financial Square Treasury Investments Fund, a money market fund managed by an affiliate of the Sponsor. Money market funds are characterized as Level I investments within the fair value hierarchy under ASC 820.

Redeemable Shares of Class A Common Stock

As discussed in Note 1, all of the 75,000,000 shares of Class A common stock sold as parts of the Units in the Public Offering contain a redemption feature. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

Accordingly, at July 2, 2020, 71,977,557 of the 75,000,000 shares of Class A common stock included in the Units were classified outside of permanent equity at its redemption value.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short term nature.

Use of Estimates

The preparation of financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO BALANCE SHEET (Continued)

Note 2—Summary of Significant Accounting Policies (Continued)

Deferred Offering Costs

The Company complies with the requirements of the FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A—“Expenses of Offering.” Deferred offering costs of $932,394 as of July 2, 2020, consist principally of costs incurred in connection with formation and preparation for the Public Offering. These costs, together with the upfront underwriter discount of $15,000,000, were charged to the shares of Class A common stock and warrants upon the closing of the Public Offering.

Income Taxes

The Company is taxed as a corporation for U.S. federal income tax purposes. As a corporation, for tax purposes, the Company is subject to U.S. federal and various state and local income taxes on its earnings. Prior to July 2020, the Company is included with the Goldman Sachs Group Inc. and subsidiaries (the “Group Inc.”) in the consolidated corporate federal income tax return as well as consolidated/combined state and local tax returns. The Company computed its tax liability on a modified separate company basis and will settle such liability with the Group Inc. pursuant to a tax sharing arrangement.

To the extent the Company generates tax benefits from losses; the amounts will be reimbursed by the Group Inc., pursuant to the tax sharing arrangement. The Company’s state and local tax liabilities are allocated to reflect its share of the consolidated/combined state and local income tax liability.

Following changes in ownership starting July 2020, the Company deconsolidated from the Group Inc. for tax purposes and the tax sharing arrangement with the Group Inc. was terminated. Beginning July 2020, the Company will file separate corporate federal and state and local income tax returns. To the extent the Company generates tax losses, tax benefits from losses will be accrued if it is more likely than not the losses may be carried forward and utilized against future expected profits. Income taxes are provided for using the assets and liabilities method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities.

Deferred Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Unrecognized Tax Benefits

The Company recognizes tax positions in the financial statement only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the financial statement. There were no unrecognized tax benefits as of July 2, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for interest expense and penalties related to income tax matters as of July 2, 2020. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTES TO BALANCE SHEET (Continued)

Note 3— Public Offering

In the initial Public Offering, the Company issued and sold 75,000,000 units at an offering price of $10.00 per unit (the “Units”). The Sponsor purchased an aggregate of 8,500,000 Private Placement Warrants (as defined below) at a price of $2.00 per Private Placement Warrant in the Private Placement.

Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant, with each whole warrant exercisable for one share of Class A common stock (each, a “Warrant” and, collectively, the “Warrants”). One Warrant entitles the holder thereof to purchase one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment. No fractional shares will be issued upon exercise of the Warrants and only whole Warrants will trade. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination and 12 months from the closing of the Public Offering and will expire at 5:00 p.m., New York City time, five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last reported sale price of the Company’s Class A common stock equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders. Additionally, commencing 90 days after the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.10 per Warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their Warrants on a cashless basis prior to redemption and receive that number of shares of Class A common stock to be determined by reference to a table included in the warrant agreement, based on the redemption date and the fair market value of Class A common stock, if and only if the last reported sale price of the Company’s Class A common stock equals or exceeds $10.00 per share (as adjusted) on the trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders.

The Company paid an underwriting commission of 2.0% of the gross proceeds of the Public Offering, or $15,000,000, to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 3.5% of the gross proceeds of the Public Offering (or $26,250,000) payable upon the Company’s completion of the Initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes the Initial Business Combination. The Deferred Discount has been recorded as a deferred liability on the balance sheet at July 2, 2020 as management has deemed the consummation of a Business Combination to be probable.

Note 4—Related Party Transactions

Founder Shares

In July 2018, the Sponsor purchased 575 shares of Class B common stock (the “Founder Shares”) for an aggregate price of $5,000. On April 17, 2020, the Company conducted a 1:5000 stock split, resulting in the Sponsor holding 2,875,000 Founder Shares. Subsequently, on June 11, 2020, the Company conducted a 1:7 stock split, resulting in the Sponsor holding 20,125,000 Founder Shares, as well as increased the authorized shares of Class B common stock to 50,000,000. On June 29, 2020, the Sponsor transferred 1,325,000 to GS Acquisition Holdings II Employee Participation LLC, an affiliate of the Sponsor. As used herein, unless the context otherwise requires, Founder Shares shall be deemed to include the shares of Class A common stock issuable upon conversion thereof. The Founder Shares are identical to the Class A common stock included in the Units sold in the Public Offering, except that: prior to the Initial Business Combination only holders of the Founder Shares have the right to vote on the election of the Company’s directors and holders of a majority of the outstanding shares of Class B common stock may remove members of the Company’s board of directors for any reason; the Founder Shares automatically convert into shares of Class A common stock at the time of the Initial Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights; and are subject to certain transfer restrictions, as described in more detail below, and the holders of the Founder Shares, as described in more detail below, have agreed to certain restrictions and will have certain registration rights with respect thereto. Up to 1,375,000 of the Founder Shares are subject to forfeiture by the Sponsor since the underwriters’ option to purchase additional units was not fully exercised. The number of Founder Shares issued was determined based on the expectation that the Founder Shares would represent 20% of the outstanding shares of common stock upon completion of the Public Offering.

The Company’s initial stockholders, officers and directors have agreed not to transfer, assign or sell any Founder Shares held by them until the earlier to occur of: (i) one year after the completion of the Initial Business Combination, (ii) the last sale price of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, and (iii) the date following the completion of the Initial Business Combination on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property.

NOTES TO BALANCE SHEET (Continued)

Note 4—Related Party Transactions (Continued)

The Sponsor has purchased an aggregate of 8,500,000 private placement warrants at a price of $2.00 per whole warrant (approximately $17,000,000 in the aggregate) in a private placement (the “Private Placement”) that closed concurrently with the closing of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment. Proceeds from the Private Placement Warrants were added to the proceeds from the Public Offering deposited in the Trust Account such that at the closing of the Public Offering, $750.0 million was held in the Trust Account. If the Initial Business Combination is not completed within 24 months from the closing of the Public Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

Registration Rights

The holders of Founder Shares and Private Placement Warrants are, and holders of warrants that may be issued upon conversion of working capital loans, if any, will be, entitled to registration rights to require the Company to register the resale of any of its securities held by them (in the case of the Founder Shares, only after conversion of such shares to shares of Class A common stock) as stated in the registration rights agreement signed on the date of the prospectus for the Public Offering. These holders are also entitled to certain piggyback registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Sponsor Note

On April 17, 2020, an affiliate of the Sponsor agreed to loan the Company an aggregate amount of up to $300,000 to be used to pay a portion of the expenses related to the Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing, unsecured and payable on the earlier of December 31, 2020 and the closing of the Public Offering. On May 28, 2020 the Company borrowed $300,000 under the Note. On July 2, 2020, the full $300,000 balance of the Note was repaid.

Administrative Support Agreement

The Company has entered into an agreement to pay an affiliate of the Sponsor a total of $10,000 per month for office space, administrative and support services. Upon the earlier of the completion of the Initial Business Combination and the Company’s liquidation, the Company will cease paying these monthly fees.

Note 5—Stockholder’s Equity

Common Stock

The authorized common stock of the Company includes up to 500,000,000 shares of Class A common stock and 50,000,000 shares of Class B common stock. If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of shares of Class A common stock which the Company is authorized to issue at the same time as the Company’s stockholders vote on the Initial Business Combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. Holders of the Company’s common stock are entitled to one vote for each share of common stock; provided that only holders of the Founder Shares have the right to vote on the election of the Company’s directors prior to the Initial Business Combination. At July 2, 2020, there were 75,000,000 shares of Class A common stock issued and outstanding, of which 71,977,557 shares were subject to possible redemption and are classified outside of permanent equity at the balance sheet, and 20,125,000 shares of Class B common stock issued and outstanding. In connection with issuance of shares of Class A common stock, the Company issued 18,750,000 warrants. The Company has determined that the warrants are accounted for separately from shares of Class A common stock.

NOTES TO BALANCE SHEET (Continued)

Note 5— Stockholder’s Equity (Continued)

Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At July 2, 2020, there were no shares of preferred stock issued or outstanding.

Note 6—Subsequent Events

Management has performed an evaluation of subsequent events through July 9, 2020, the date of issuance of the financial statement, noting no other items which require adjustment or disclosure other than those disclosed below.